                                                                    EXHIBIT 24.1

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William J. Cadogan, Robert E. Switz and David F. Fisher, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of ADC Telecommunications, Inc. (the "Company") relating to the registration of 270,000 shares of the Company's Common Stock issuable under the Company's 1997 NewNet Stock Option Plan and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

              Signature                                   Date
              ---------                                   ----

By   /s/William J. Cadogan                       Dated:  October 10, 1997
 -----------------------------------
     William J. Cadogan
     Chairman of the Board, President,
     Chief Executive Officer and
     Chief Operating Officer
     (principal executive officer)


By   /s/Robert E. Switz                          Dated:  October 10, 1997
   ----------------------------------
     Robert E. Switz
     Senior Vice President and Chief
     Financial Officer
     (principal financial officer)


By   /s/Charles T. Roehrick                      Dated:  October 10, 1997
   ----------------------------------
     Charles T. Roehrick
     Vice President and Controller
     (principal accounting officer)


By   /s/James C. Castle, Ph.D.                   Dated:  October 10, 1997
   ----------------------------------
     James C. Castle, Ph.D.
     Director


By   /s/Thomas E. Holloran                       Dated:  October 10,1997
   ----------------------------------
     Thomas E. Holloran
     Director


By   /s/B. Kristine Johnson                      Dated:  October 10, 1997
   ----------------------------------
     B. Kristine Johnson
     Director

              Signature                                   Date
              ---------                                   ----

By    /s/Charles W. Oswald                       Dated:  October 10, 1997
   ----------------------------------
      Charles W. Oswald
      Director

By    /s/Irene M. Qualters                       Dated:  October 10, 1997
   ----------------------------------
      Irene M. Qualters
      Director


By    /s/Alan E. Ross                            Dated:  October 10, 1997
   ----------------------------------
      Alan E. Ross
      Director


By    /s/Jean-Pierre Rosso                       Dated:  October 10, 1997
   ----------------------------------
      Jean-Pierre Rosso
      Director


By    /s/Donald M. Sullivan                      Dated:  October 10, 1997
   ----------------------------------
      Donald M. Sullivan
      Director


By    /s/Warde F. Wheaton                        Dated:  October 10, 1997
   ----------------------------------
      Warde F. Wheaton
      Director


By    /s/John D. Wunsch                          Dated:  October 10, 1997
   ----------------------------------
      John D. Wunsch
      Director